SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: May 20, 2004

MESTEK, INC.

(Exact name of Registrant as specified in charter)

Pennsylvania	1-448	25-0661650
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

260 North Elm Street
Westfield, Massachusetts 01085
(Address of Principal Executive Offices)

413 –568-9571
(Registrant’s telephone number, including area code)

ITEM 9. REGULATION FD DISCLOSURE

        The information included in this Form 8-K, including the press release attached as Exhibit 99, is incorporated by reference into this Item 9 in satisfaction of the public disclosure requirements of Regulation FD. This information is “furnished” and not “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references the information incorporated by reference herein.

        INFORMATION CONCERNING FORWARD-LOOKING STATEMENTS—Certain of the statements contained in the press release attached hereto, including, without limitation, statements as to management’s good faith expectations and beliefs are forward-looking statements. Forward-looking statements are made based upon management’s expectations and belief concerning future developments and their potential effect upon the Company. There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on the Company will be those anticipated by management. For additional information about risks and uncertainties that could adversely affect the Company’s forward-looking statements, please refer to the Company’s filings with the Securities and Exchange Commission, including its Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2004.

ITEM 7 — FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is filed or furnished as part of this Report to the extent described in Item 9.

Exhibit Name	Description
99
Press Release dated May 24, 2004 pertaining to the filing of a First Amended Chapter 11 Plan of Reorganization for the Company's second tier subsidiary, Met-Coil Systems Corporation on May 20, 2004 in Bankruptcy Court.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MESTEK, INC.
Date: May 24, 2004	By /s/ Stephen M. Shea
Stephen M. Shea
Senior Vice President
Chief Financial Officer